SICK-BAY.COM, INC.

                     (FORMERLY BIOTOUCH TECHNOLOGIES, INC.)

                          (A DEVELOPMENT STAGE COMPANY)

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 1999

                               SICK-BAY.COM, INC.
                     (FORMERLY BIOTOUCH TECHNOLOGIES, INC.)
                          (A Development Stage Company)
                              FINANCIAL STATEMENTS
                                DECEMBER 31, 1999



                                TABLE OF CONTENTS




                                                                Page
                                                                ----
Independent Auditors' Report                                      1
Financial Statements
     Balance Sheet                                                2
     Statement of Operations                                      3
     Changes in Stockholders' Equity                              4
     Statement of Cash Flows                                      5
     Notes to Financial Statements                               6-10

To the Board of Directors and Shareholders
Sick-bay.com, Inc.
(formerly BioTouch Technologies, Inc.)
(a Development Stage Company)

We have audited the accompanying balance sheet of Sick-bay.com, Inc. (formerly BioTouch Technologies, Inc.) (a Development Stage Company) as of December 31, 1999, and the related statements of operations, changes in stockholders' equity and cash flows for the period February 24, 1999 (inception) to December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sick-bay.com, Inc. (formerly BioTouch Technologies, Inc.) (a Development Stage Company) at December 31, 1999 and the results of its operations, changes in stockholders' equity and its cash flows for the period February 24, 1999 (inception) to December 31, 1999 in conformity with generally accepted accounting principles.

As discussed in Note 1, the Company has been in the development stage since its inception on February 24, 1999. Realization of a major portion of the assets is dependent upon the Company's ability to meet its future financing requirements, and the success of future operations. These factors raise substantial doubt about the Company's ability to continue as a going concern.


                                    LINDER & LINDER
                                    --------------------------------------
                                    Linder & Linder
                                    Certified Public Accountants

Dix Hills, NY
January 10, 2000

                               SICK-BAY.COM, INC.
                     (FORMERLY BIOTOUCH TECHNOLOGIES, INC.)
                          (A Development Stage Company)
                                  BALANCE SHEET
                                DECEMBER 31, 1999

                            ASSETS

Current Assets
  Cash                                                       $ 117,250
  Loans to stockholders                                          9,223
  Prepaid expenses                                               8,252
                                                             ---------
Total Current Assets                                           134,725
                                                             ---------
Property and Equipment - at cost,
  less accumulated depreciation of
  $1,821                                                        36,547
                                                             ---------

Other Assets
  Intangible assets - net of accumulated
   amortization of $147                                         39,853
  Security deposit                                              16,161
                                                             ---------
Total Other Assets                                              56,014
                                                             ---------
         Total Assets                                        $ 227,286
                                                             =========


                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
  Accrued expenses                                           $  34,330
                                                             ---------
Stockholders' Equity
   Preferred stock, no par value; authorized, 20,000,000
     shares, issued and outstanding 500,000 Series A shares,
     described below
   Series A 8% Cumulative Convertible Preferred Stock,
     no par value; authorized 500,000 shares, issued
     and outstanding 500,000 shares                            225,000
   Common stock, par value $.001; authorized
     25,000,000 shares, issued and outstanding
     19,600,000 shares                                          19,600
   Additional paid-in capital                                  288,050
   Deficit accumulated during the development stage           (339,694)
                                                             ---------
     Total Stockholders' Equity                                192,956
                                                             ---------
     Total Liabilities and
        Stockholders' Equity                                 $ 227,286
                                                             =========

      See accompanying auditors' report and notes to financial statements.

                               SICK-BAY.COM, INC.
                     (FORMERLY BIOTOUCH TECHNOLOGIES, INC.)
                          (A Development Stage Company)
                             STATEMENT OF OPERATIONS
        FOR THE PERIOD FEBRUARY 24, 1999 (INCEPTION) TO DECEMBER 31, 1999






Revenues
   Rent                                                      $   4,500
                                                             ---------
Expenses
   Consulting fees                                              85,000
   Office salaries                                              54,736
   Advertising                                                  53,429
   Officer salaries                                             33,333
   Commissions                                                  25,000
   Rent                                                         14,717
   Web services                                                 14,263
   Payroll taxes                                                 9,208
   Employee Benefits                                             8,798
   Travel and entertainment                                      8,408
   Outside services                                              7,000
   Office expense                                                6,859
   Professional fees                                             5,799
   Maintenance and repairs                                       5,509
   Telephone                                                     4,093
   Depreciation and amortization                                 1,968
   Insurance                                                     1,868
   Other                                                         1,520
   Convention                                                    1,496
   Automobile                                                    1,190
                                                             ---------
     Total Expenses                                            344,194
                                                             ---------
     Net Loss                                                $(339,694)
                                                             =========



      See accompanying auditors' report and notes to financial statements.

                               SICK-BAY.COM, INC.
                     (FORMERLY BIOTOUCH TECHNOLOGIES, INC.)
                          (A Development Stage Company)
                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
        FOR THE PERIOD FEBRUARY 24, 1999 (INCEPTION) TO DECEMBER 31, 1999



                         Series A                                                           Additional
                         Preferred                                             Paid in        Deficit
                           Stock                       Common  Stock           Capital      Accumulated
                      -------------------         ----------------------       -------     ------------
                      Shares       Amount         Shares         Amount
                      ------       ------         ------         ------
Sale of Stock
 For Cash and
 Property                --     $      --           1,500     $  10,000      $    --         $     --

Stock Split              --            --      17,998,500         8,000         (8,000)            --

Sale of Stock
 For Cash                --            --       1,000,000         1,000        191,650             --

Stock Issued
 For Consulting
 Services                --            --         500,000           500         84,500             --

Stock Issued
 For Trade Name          --            --         100,000           100         19,900             --

Stock Issued
 For Cash             500,000       225,000          --            --             --               --

Net Loss - 1999          --            --            --            --             --            (339,694)
                      -------     -----------   -----------   -----------    -----------     -----------

Balance
 Dec. 31, 1999        500,000   $   225,000    19,600,000     $    19,600    $   288,050     $  (339,694)
                      =======   ===========   ===========     ===========    ===========     ===========



      See accompanying auditors' report and notes to financial statements.

                               SICK-BAY.COM, INC.
                     (FORMERLY BIOTOUCH TECHNOLOGIES, INC.)
                          (A Development Stage Company)
                             STATEMENT OF CASH FLOWS
        FOR THE PERIOD FEBRUARY 24, 1999 (INCEPTION) TO DECEMBER 31, 1999


Cash Flows From Operating Activities
 Net loss                                                      $(339,694)
 Adjustment to reconcile net income to net
   cash flows from operating activities
     Depreciation and amortization                                 1,968
     Consulting fees paid with issuance of stock                  85,000
   Changes in operating assets and liabilities
     (Increase) decrease in assets
        Prepaids                                                  (8,252)
     Increase (decrease) in liabilities
        Accrued expenses                                          34,330
                                                               ----------
     Cash Flows Used By Operating Activities                    (226,648)
                                                               ----------
Cash Flows From Investing Activities
 Acquisition of property                                         (38,368)
 Acquisition costs                                               (20,000)
 Loans to stockholders'                                           (9,223)
 Payment of security deposit                                     (16,161)
                                                               ---------
     Cash Flows Used By Investing
       Activities                                                (83,752)
                                                               ---------

Cash Flows From Financing Activities
 Sale of preferred stock                                         225,000
 Sale of common stock                                            202,650
     Cash Flows Provided By Financing                          ---------
       Activities                                                427,650
                                                               ---------
Net Increase In Cash                                             117,250

Cash, Beginning                                                        0
                                                               ---------
Cash, End                                                      $ 117,250
                                                               =========
Non Cash investing and Financing Transactions:
 Acquired trade name with issuance of common stock             $  20,000
                                                               =========
 Common stock issued for consulting services                   $  85,000
                                                               =========

      See accompanying auditors' report and notes to financial statements.

                               SICK-BAY.COM, INC.
                     (FORMERLY BIOTOUCH TECHNOLOGIES, INC.)
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999



Note 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     This summary of significant accounting policies of Sick-bay. com, Inc., (the "Company")(formerly Biotouch Technologies, Inc.) (a development stage company), is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management who is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.


Nature of Operations
--------------------
     The Company was incorporated under the laws of the State of Delaware in February 1999 with the name of BioTouch Technologies, Inc. ("BioTouch"). In July, 1999, BioTouch changed its name to Sick-bay.com, Inc. The Company has been in the development stage since formation on February 24, 1999. Operations are primarily devoted to raising capital, obtaining financing, advertising and administrative functions. The Company intends to establish itself as a comprehensive medical portal, providing administrative services to healthcare professionals.


Cash and Cash Equivalents
-------------------------
     For the purposes of the statement of cash flows, the Company considers all short-term debt securities purchased with a maturity of three months or less to be cash equivalents.


Property and Equipment
----------------------
     Property and equipment are reported at historical cost. Depreciation of property and equipment is provided using accelerated methods over their estimated useful lives. Expenditures for major renewals and betterment that extend the useful lives of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred.

                               SICK-BAY.COM, INC.
                     (FORMERLY BIOTOUCH TECHNOLOGIES, INC.)
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999



Note 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)


Intangibles
-----------
     Trade names acquired are being amortized over a 17 year period. Costs associated with the raising of capital are deferred and offset against the proceeds received from successful private placements or public offerings. Costs associated with companies acquired are capitalized and included in the purchase price of such acquisition. Costs associated with unsuccessful acquisitions are expensed.


Use of Estimates
----------------
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.


Concentration of Credit Risk
----------------------------
     The Company places its cash with a financial institution which management considers to be of high quality; however, at times such deposits may be in excess of the Federal Deposit Insurance Corporation insurance limit.


Advertising
-----------
     The Company expenses adverising costs as incurred.


Note 2 -- Property and Equipment

     Property and equipment are summarized as follows:

         Furniture and fixtures                       $ 6,857
         Computer equipment                            31,511
                                                      -------
                                                      $38,368
                                                      =======
                                                                              7

                               SICK-BAY.COM, INC.
                     (FORMERLY BIOTOUCH TECHNOLOGIES, INC.)
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999



Note 3 -- Intangibles

Intangibles are summarized as follows:


         Trade names                            $20,000
         Acquisition costs                       20,000
                                                -------
                                                $40,000
                                                =======


Note 4 -- Capital Stock Transactions

     In September 1999, the board of directors authorized amending the certificate of incorporation to increase its authorized common stock from 1500 shares, no par value to 25,000,000 shares, par value $0.001.

     Effective to the date of amendment, the board of directors authorized a stock split of 12,000 to 1 shares of the presently outstanding common stock.

     During September 1999, the Company issued 1,000,000 shares of its common stock for consideration of $200,000. In addition, each share of stock included a redeemable warrant allowing such shareholders to acquire three shares of common stock.

     In November, 1999, the board of directors authorized amending the certificate of incorporation to create two classes of preferred stock as follows: (i) authorizing 20,000,000 shares of no par value preferred and
     (ii) authorizing 500,000 shares of Series A 8% cumulative, convertible, no par value preferred.

     During November, 1999, the Company issued 500,000 shares of its Series A 8% cumulative convertible preferred stock for consideration of $250,000.

     Shares of common stock issued for other than cash have been assigned amounts equivalent to the fair value of the services or assets received in exchange.

                               SICK-BAY.COM, INC.
                     (FORMERLY BIOTOUCH TECHNOLOGIES, INC.)
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999


Note 5 -- Commitments

Leases
------
     Effective April 1, 1999, the Company leased office space under a non-cancelable lease expiring March 31, 2000. The lease called for monthly payments of $500. In September, 1999, the Company terminated the lease and paid a termination fee of $1,500 plus the security deposit.

     In September and November, 1999, the Company entered into non-cancelable leases for office space in New York and California, respectively. The terms of the leases call for monthly payments aggregating approximately $5,500 which expire October 31, 2002 and May 31, 2000.

     In September, 1999, the Company arranged to sublet office space on a month to month basis. For the period ended December 31, 1999, rental income amounted to $4,500.

     For the period ended December 31, 1999, rent expense amounted to $14,717.

     Future minimum rental payments are as follows:

          Year ended August 31,                  Amount
          ---------------------                  ------

                2000                            $60,876
                2001                             58,634
                2002                             44,958


Employment Agreements
---------------------
     The Company has entered into employment agreements with its chief executive officer and president through September, 2002. The agreements will automatically be renewed and extended for one additional year on each anniversary of the effective date. The terms provide for a minimum annual salary of $245,000 and $225,000, respectively. The officers have waived any additional compensation due them within the period ending December 31, 1999.

                               SICK-BAY.COM, INC.
                     (FORMERLY BIOTOUCH TECHNOLOGIES, INC.)
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999



Note 6 -- Related Party Transactions

     The Company advanced monies to officers. The advances are non-interest bearing and are intended to be repaid in 2000.

Note 7 -- Tax-Free Reorganization

     On December 29, 1999, the Company transferred all of its assets, business and properties subject to all of the Company's liabilities in exchange for 22,650,000 shares of Xetal, Inc.'s common stock. As part of the tax-free reorganization, the board of directors of the Company approved a plan of liquidation and dissolution. The Company will distribute the shares received ratably to its shareholders in exchange for and complete cancellation and retirement of all its issued and outstanding capital stock.

Note 8 -- Business Combination

     On December 29, 1999, the Company, through its parent, Xetal, Inc. (See
     Note 7), signed a letter of intent to acquire all of the assets and business of APO Health, Inc. within seventy-five days of the execution of the letter of intent. The anticipated purchase price for the assets and business is $6,000,000, to be paid $3,000,000 in cash and $3,000,000 by the issuance of voting securities of the Company.

                          APO HEALTH, INC. & SUBSIDIARY
                           CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 1999

                                     ASSETS
                                                                    1999
                                                                 -----------
                                                                 (Unaudited)
CURRENT ASSETS:
Cash                                                             $  157,084
Accounts Receivable, net of allowance of $59,200                  2,506,023
Inventory                                                         1,700,481
Deferred Tax Asset                                                   41,500
Prepaid and Other Current Assets                                     62,490
                                                                 ----------
        Total Current Assets                                      4,467,578
                                                                 ----------
Property and Equipment, net of accumulated
   Depreciation of $104,418                                          64,144

OTHER ASSETS:
Security Deposits                                                    24,957
Goodwill                                                             75,385
                                                                 ----------
        Total Other Assets                                          100,342
                                                                 ----------
        Total Assets                                             $4,632,064
                                                                 ==========

                       LIABILITIES & STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Cash Overdraft                                                   $  244,031
Line of Credit - Bank                                               625,000
Bankers Acceptances                                                 657,741
Accounts Payable                                                  1,421,893
Accrued Expenses                                                    310,323
Loans from Officers                                                  74,019
Income Taxes Payable                                                256,111
                                                                 ----------
        Total Current Liabilities                                 3,589,118
                                                                 ----------
STOCKHOLDERS' EQUITY:
Common stock, par value $.001
  Authorized 2,000,000  shares
  Issued and outstanding 1,048,263 shares                             1,048
Additional Paid-in Capital                                          562,839
Retained Earnings                                                   479,059
                                                                 ----------
        Total Stockholders' Equity                                1,042,946
                                                                 ----------
        Total Liabilities & Stockholders' Equity                 $4,632,946
                                                                 ==========

                          APO HEALTH, INC. & SUBSIDIARY
                          CONSOLIDATED INCOME STATEMENT
                  FOR THE THREE MONTHS ENDED DECEMBER 31, 1999



                                                                       1999
                                                                       ----
                                                                    (Unaudited)


Revenues                                                           $7,698,084

Costs of Goods Sold                                                 6,675,259
                                                                   ----------
Gross Profit                                                        1,022,825
                                                                   ----------
OPERATING EXPENSES:
Selling Expenses                                                      180,218

General and Administrative Expenses                                   362,638
                                                                   ----------
Total Operating Expenses                                              542,856
                                                                   ----------
Operating Profit                                                      479,969
                                                                   ----------
Interest & Financing Costs                                             46,671
                                                                   ----------
Net Income before Income Taxes
   and Extraordinary Item                                             433,298

Provision for Income Taxes                                            177,500
                                                                   ----------
Net Income before Extraordinary Item                                  255,798

Extraordinary Item Net of Income
   Taxes of $27,200                                                    39,300
                                                                   ----------
Net Income                                                         $  295,098
                                                                   ==========

                         APO HEALTH, INC., & SUBSIDIARY
                    NOTES TO CONSOLIDATED FINANCIAL STATEMENT
                                DECEMBER 31, 1999



NOTE 1 -- INTRODUCTION

APO Health, Inc. ("APO"), prior to December 29, 1999 was a subsidiary of Sickbay.Com, Inc. (formerly Xetal, Inc.) Reference to the Company refers to APO and its wholly owned subsidiary as of December 31, 1999. Reference to Parent is to Sickbay.Com, Inc. prior to the spin-off on December 29, 1999.

APO was organized under the laws of the state of New York in 1987. In September 1994, the Parent acquired APO, a wholesale distributor of medical supplies selling predominately to medical distributors, dentists and doctors throughout the United States. On March 31, 1996, the Parent acquired Universal Medical Distributors, Inc. (Universal) a distributor of veterinary supplies.

On December 29, 1999, Parent spun-off APO to the shareholders of APO in a non-monetary stock dividend. In addition, Parent sold Universal to APO at its amortized cost.


NOTE 2 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying Consolidated Financial Statements include the accounts of APO and its wholly owned as of December 31, 1999 and includes the operations as if the Company was consolidated for the three months then ended. Intercompany transactions and balances have been eliminated in consolidation.

INVENTORY
Merchandise inventory is stated at the lower of cost or market. Cost is determined using the first-in, first-out method.

PROPERTY AND EQUIPMENT
Property and equipment is stated at cost. Depreciation is provided for on the straight-line method over the estimated useful life.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results may differ from those estimates.

                         APO HEALTH, INC., & SUBSIDIARY
                    NOTES TO CONSOLIDATED FINANCIAL STATEMENT
                                DECEMBER 31, 1999



INCOME TAXES
Deferred income tax assets and liabilities are computed for differences between the financial statement basis and the tax basis of assets and liabilities that will result in taxable income or deductible expenses in the future based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Income tax expense is the tax payable or refundable for the period plus or minus the change during the period in deferred tax assets and liabilities.

INTANGIBLES
Costs associated with the companies acquired are capitalized and included in the purchase price of such acquisition. Goodwill represents the excess of the cost of companies acquired over the fair value of their net assets at the date of acquisition and are being amortized on the straight line method over 15 years.


NOTE 3 -- CREDIT FACILITY

In June 1999, the Company renegotiated its credit facility with the financial institution. The facility is for working capital and the purchase of inventory. The credit facility provides for a $2,000,000 secured working capital facility for letters of credit and bankers acceptances with a sub-limit of $1,000,000 for note borrowings. Interest is payable monthly, at the bank's prime rate plus 1%.

The credit facility is scheduled to mature on March 31, 2000. The facility is secured by substantially all of the Company's assets and personally guaranteed by its stockholders.


NOTE 4 -- INCOME TAXES

Deferred income taxes arise from temporary differences resulting from income and expense items reported for financial accounting and tax purposes in different periods. The primary source of temporary differences is the use of the allowance method for bad debts for financial accounting the direct write-off method for tax purposes.

The components of deferred taxes as of December 31, 1999, are as follows:

Allowance for doubtful accounts                                $41,500

                         APO HEALTH, INC., & SUBSIDIARY
                    NOTES TO CONSOLIDATED FINANCIAL STATEMENT
                                DECEMBER 31, 1999


NOTE 4 -- INCOME TAXES (CONTINUED)

For the three months ended December 31, 1999, the provisions for income taxes (benefits) consist of the following:

Current                                                    $204,700

Deferred                                                       --

Provision (benefit) for income taxes                       $204,700
                                                           ========


NOTE 5 -- STOCKHOLDERS' EQUITY

APO originally was organized with 200 shares of common stock with no par value. In December 1999, APO amended its certification authorizing 2,000,000 shares of common stock, par value $.001. Parent spun-off to its shareholders as a dividend, one share of common stock in APO for each share held in Parent. In addition, Dr. Jan Stahl and Mr. Peter Steil, officers and directors of the Company, forgave the debt owed to them and were issued a total of 300,000 shares of APO common stock.